EXHIBIT 24

POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ John W. Bachmann
                                                                   John W. Bachmann

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of January, 2000.

                                                                   /s/ Eugene P. Conese
                                                                   Eugene P. Conese

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ Gerald L. Gitner
                                                                   Gerald L. Gitner

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of January, 2000.

                                                                   /s/ Edgar M. House
                                                                   Edgar M. House

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of January, 2000.

                                                                   /s/ Thomas H. Jacobsen
                                                                   Thomas H. Jacobsen

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ Myron Kaplan
                                                                   Myron Kaplan

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of January, 2000.

                                                                   /s/ David M. Kennedy
                                                                   David M. Kennedy

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ Merrill A. McPeak
                                                                   Merrill A. McPeak

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ Thomas F. Meagher
                                                                   Thomas F. Meagher

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of January, 2000.

                                                                   /s/ William O'Driscoll
                                                                   William O'Driscoll

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Robert A. Pastore, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of January, 2000.

                                                                   /s/ Robert A. Pastore
                                                                   Robert A. Pastore

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ G. Joseph Reddington
                                                                   G. Joseph Reddington

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POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock to be offered to employees pursuant to the 401(k) plan known as the 401(k) Plan for Pilots of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of January, 2000.

                                                                   /s/ Blanche M. Touhill
                                                                   Blanche M. Touhill